Exhibit 21.1
NOBLE CORPORATION plc SUBSIDIARIES (as of December 31, 2022)

Name	State or other jurisdiction of incorporation or organization
Bully 1 (Switzerland) GmbH	Switzerland
Bully 1 (US) Corporation	Delaware
Bully 2 (Switzerland) GmbH	Switzerland
Frontier Driller Cayman, Ltd.	Cayman Islands
Frontier Driller Kft.	Hungary
Frontier Driller, Inc.	Delaware
Frontier Driller, Ltd.	Cayman Islands/Luxembourg
Horizon56 A/S	Denmark
Maersk Decom A/S	Denmark
Maersk Drilling JS Services Lda	Angola
Maersk Drilling Nigeria JVCO Limited	Nigeria
Maersk Drilling Nigeria Operations Limited	Nigeria
Maersk Gallant Norge A/S) (Liquidated 11/1/22)	Denmark
Maurer Technology LLC (fka Maurer Technology Incorporated)	Delaware
ND Myanmar Limited	Myanmar
NDI Cayman Limited	Cayman Islands
NDSI Holding Limited	Cayman Islands
NE do Brasil Participacoes E Investimentos Ltda.	Brazil
NE Drilling do Brasil Serviços de Petróleo Ltda.	Brazil
NE Drilling Servicos do Brasil Ltda.	Brazil
NL Cayman Limited	Cayman Islands
NL III Cayman Limited	Cayman Islands
Noble 2018-I Guarantor LLC	Delaware
Noble 2018-II Guarantor LLC	Delaware
Noble 2018-III Guarantor LLC	Delaware
Noble 2018-IV Guarantor LLC	Delaware
Noble Asset Mexico LLC	Delaware
Noble BD LLC	Delaware
Noble Bill Jennings LLC	Delaware
Noble Boudreaux Limited	Cayman Islands
Noble Campeche Limited	Cayman Islands
Noble Cayman Limited	Cayman Islands
Noble Cayman SCS Holding Limited	Cayman Islands
Noble Contracting II GmbH	Switzerland
Noble Contracting Offshore Drilling (M) Sdn Bhd	Malaysia
Noble Corporation 2022 Limited	United Kingdom
Noble Corporation Holding LLC	Delaware
Noble Corporation Holdings Ltd.	Cayman Islands
Noble Deepwater (B) Sdn Bhd	Brunei
Noble Downhole Technology Ltd.	Cayman Islands
Noble Drilling (Carmen) Limited	Cayman Islands
Noble Drilling (Ghana) Limited	Ghana
Noble Drilling (Guyana) Inc.	Guyana
Noble Drilling (Jim Thompson) LLC	Delaware
Noble Drilling (Land Support) Limited	United Kingdom
Noble Drilling (Luxembourg) S.à r.l.	Luxembourg

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Noble Drilling (Myanmar) Limited	Myanmar
Noble Drilling (Nederland) II B.V.	Netherlands
Noble Drilling (Norway) AS	Norway
Noble Drilling (TVL) Ltd.	Cayman Islands
Noble Drilling (U.S.) LLC	Delaware
Noble Drilling A/S	Denmark
Noble Drilling Americas LLC	Delaware
Noble Drilling Arabia Company Ltd.	Saudi Arabia
Noble Drilling Arabia Services LLC	Delaware
Noble Drilling Australia Pty Ltd	Australia
Noble Drilling Contracting (Egypt) LLC	Egypt
Noble Drilling Deepwater A/S	Denmark
Noble Drilling Deepwater Egypt LLC	Egypt
Noble Drilling Doha LLC	Doha, Qatar
Noble Drilling Egypt LLC	Egypt
Noble Drilling Exploration Company LLC (fka Noble Drilling Exploration Company)	Delaware
Noble Drilling Holding LLC	Delaware
Noble Drilling Holdings (Cyprus) Limited	Cyprus
Noble Drilling International GmbH	Switzerland
Noble Drilling Malaysia Sdn. Bhd.	Malaysia
Noble Drilling Mexico, S. De R.L. De C.V.	Mexico
Noble Drilling Netherlands B.V.	Netherlands
Noble Drilling NHIL LLC	Delaware
Noble Drilling Nigeria Holdings Pte. Ltd.	Singapore
Noble Drilling Norge AS	Norway
Noble Drilling North Sea A/S	Denmark
Noble Drilling Offshore (Labuan) Pte. Ltd.	Labuan, Malaysia
Noble Drilling Offshore International A/S	Denmark
Noble Drilling Offshore Limited	Cayman Islands
Noble Drilling Operating Services A/S	Denmark
Noble Drilling Operations Americas A/S	Denmark
Noble Drilling Operations Ghana Ltd.	Ghana
Noble Drilling Operations Mexico S.A. de C.V.	Mexico
Noble Drilling Poland sp. Z o.o.	Poland
Noble Drilling Services (Canada) Corporation	Nova Scotia, Canada
Noble Drilling Services 2 LLC	Delaware
Noble Drilling Services 3 LLC	Delaware
Noble Drilling Services 6 LLC	Delaware
Noble Drilling Services Azerbaijan LLC	Azerbaijan
Noble Drilling Services LLC (fka Noble Drilling Services Inc.)	Delaware
Noble Drilling Services S.A. de C.V.	Mexico
Noble Drilling Singapore Pte. Ltd.	Singapore
Noble Drilling UK Limited	United Kingdom
Noble Drilling USA Inc.	Delaware
Noble Drilling West Africa Limited	Nigeria

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Noble Drillship I Singapore Pte. Ltd.	Singapore
Noble Drillship II Singapore Pte. Ltd.	Singapore
Noble Drillship III Singapore Pte. Ltd.	Singapore
Noble Drillship IV Singapore Pte. Ltd.	Singapore
Noble Drillships 2 S.à r.l.	Luxembourg
Noble Drillships Holdings 2, Ltd.	Cayman Islands
Noble Drillships Holdings, Ltd.	Cayman Islands
Noble Drillships S.à r.l.	Luxembourg
Noble DT LLC	Delaware
Noble Eagle LLC (fka Noble Eagle Corporation)	Delaware
Noble Earl Frederickson LLC	Delaware
Noble Engineering & Development de Venezuela C.A.	Venezuela
Noble FDR Holdings Limited	Cayman Islands
Noble Finance Company (fka Noble Corporation)	Cayman Islands
Noble Finance Luxembourg S.à r.l.	Luxembourg
Noble Gene Rosser Limited	Cayman Islands
Noble Highlander UK Ltd.	United Kingdom
Noble Holding (Luxembourg) S.à. r.l.	Luxembourg
Noble Holding (Switzerland) GmbH	Switzerland
Noble Holding (U.S.) Eagle LLC (fka Noble Holding (U.S.) Eagle Corporation)	Delaware
Noble Holding (U.S.) LLC	Delaware
Noble Holding Europe S.à r.l.	Luxembourg
Noble Holding International Limited	Cayman Islands
Noble Holding Land Support Limited	Scotland
Noble Innovator Norge A/S	Denmark
Noble Inspirer Operations AS	Norway
Noble Integrator Norge A/S	Denmark
Noble Integrator Operations As	Norway
Noble Interceptor Norge A/S	Denmark
Noble International Finance Company	Cayman Islands
Noble International Services LLC	Delaware
Noble Intrepid Norge A/S	Denmark
Noble Intrepid Operations AS	Norway
Noble Invincible Norge A/S	Denmark
Noble Invincible Operation AS	Norway
Noble Labuan Ltd.	Labuan
Noble Leasing (Switzerland) GmbH	Switzerland
Noble Leasing III (Switzerland) GmbH	Switzerland
Noble Mexico Limited	Cayman Islands
Noble Mexico Services Limited	Cayman Islands
Noble NBD Cayman LP	Cayman Islands
Noble NBD GP Holding	Cayman Islands
Noble NBD LP Holding	Cayman Islands
Noble NDC Holding (Cyprus) Limited	Cyprus
Noble NDUS Holdings UK Limited	United Kingdom

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Noble NDUS UK Leasing Limited	United Kingdom
Noble NDUS UK Ltd	United Kingdom
Noble NEC Holdings Limited	United Kingdom
Noble Newco Sub Limited	Cayman Islands
Noble North Africa Limited	Cayman Islands
Noble Offshore (Ireland) Limited	Ireland
Noble Offshore (North Sea) Ltd.	Cayman Islands
Noble Offshore Contracting Limited	Cayman Islands
Noble Offshore Crew Management (Guernsey) Limited	Guernsey
Noble Offshore Mexico Limited	Cayman Islands
Noble Offshore Services de Mexico, S. de R.L. de C.V.	Mexico
Noble Pacific Limited	Cayman Islands
Noble Reacher Operations AS	Norway
Noble Resources Limited	Cayman Islands
Noble Rig Holding 2 Limited	Cayman Islands
Noble Rig Holding I Limited	Cayman Islands
Noble Rig Holdings Limited	Cayman Islands
Noble Rigworld Ghana Limited	Ghana
Noble SA Limited	Cayman Islands
Noble SCS Cayman LP	Cayman Islands
Noble Services Company LLC	Delaware
Noble Services International Limited	Cayman Islands
Noblecorp Drilling Holdings Singapore Pte. Ltd.	Singapore
Pacific Bora Ltd.	Liberia
Pacific Deepwater Construction Ltd	British Virgin Islands
Pacific Drilling Administrator Limited	British Virgin Islands
Pacific Drilling Company LLC	Cayman Islands
Pacific Drilling do Brasil Investimentos Ltda.	Brazil
Pacific Drilling do Brasil Serviços de Perfurção Ltda.	Brazil
Pacific Drilling Finance S.à r.l.	Luxembourg
Pacific Drilling Ghana Limited	Ghana
Pacific Drilling Holding (Delaware) LLC	Delaware
Pacific Drilling Holding (Gibraltar) Limited	Gibraltar
Pacific Drilling International Ltd	British Virgin Islands
Pacific Drilling International, LLC	Delaware
Pacific Drilling Limited	Liberia
Pacific Drilling Manpower Ltd.	British Virgin Islands
Pacific Drilling Manpower S.à r.l.	Luxembourg
Pacific Drilling Manpower, Inc.	Delaware
Pacific Drilling N.V.	Netherlands Antilles
Pacific Drilling Netherlands Coöperatief U.A.	Netherlands
Pacific Drilling Operations Limited	British Virgin Islands
Pacific Drilling Operations, Inc.	Delaware
Pacific Drilling S.A.	Luxembourg
Pacific Drilling Services, Inc.	Delaware
Pacific Drilling South America 1 Ltd	British Virgin Islands

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Pacific Drilling South America 2 Ltd	British Virgin Islands
Pacific Drilling V Limited	British Virgin Islands
Pacific Drilling VII Limited	British Virgin Islands
Pacific Drilling VIII Limited	British Virgin Islands
Pacific Drilling, Inc.	Delaware
Pacific Drilling, LLC	New York
Pacific Drillship México, S. de R.L. de C.V.	Mexico
Pacific Drillship Nigeria Limited	British Virgin Islands
Pacific Drillship S.à r.l.	Luxembourg
Pacific International Drilling West Africa Limited	Nigeria
Pacific Menergy Ghana Limited	Ghana
Pacific Mistral Ltd.	Liberia
Pacific Santa Ana Limited	British Virgin Islands
Pacific Scirocco Ltd.	Liberia
Pacific Sharav Korlátolt Felelősségű Társaság	Hungary
Pacific Sharav S.à r.l.	Luxembourg
PDM Viking Ghana Ltd.	Ghana
Sedco Dubai LLC	Dubai, UAE
The Drilling Company of 1972 A/S	Denmark
Triton Engineering Services Company LLC (fka Triton Engineering Services Company)	Delaware
Triton Engineering Services Company, S.A.	Venezuela
Triton International de Mexico S.A. De C.V.	Mexico
Triton International LLC (fka Triton International, Inc.)	Delaware